                                                                   EXHIBIT 10.15


                                AMENDMENT NO. 2


         AMENDMENT NO. 2 (this "AMENDMENT"), dated as of August 24, 1999, to the Credit Agreement, dated as of June 26, 1998, by and among LABRANCHE & CO., a New York limited partnership (the "BORROWER") and THE BANK OF NEW YORK (the "BANK"), as amended by Amendment No. 1 thereto, dated as of June 23, 1999 (the "CREDIT AGREEMENT").

                                    RECITALS

         I. Capitalized terms used herein which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

         II. Pursuant to certain reorganization transactions taking place as of the date hereof (the "REORGANIZATION TRANSACTIONS"), LaBranche & Co Inc., a newly formed holding corporation (the "PARENT"), is acquiring, directly or indirectly, 100% of the equity interest of the Borrower.

         III. The Borrower has requested that the Credit Agreement be amended to the extent and in the manner set forth below and the Bank is agreeable to such amendment subject to the terms and conditions hereof.

         Accordingly, in consideration of the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. Section 1.3 is amended to delete the definition of "MANAGING DIRECTORS".

         2. Section 1.3 is further amended to restate in their entirety the following definitions:

            "LAB AGREEMENT" shall mean the Amended and Restated Operating Agreement of LaB, dated as of August 24, 1999, as amended from time to time.

            "NOTE PURCHASE AGREEMENTS" shall mean (i) the several Note Purchase Agreements, each dated September 15, 1997, among the borrower and the purchasers party thereto, as the same may be amended, modified or supplemented from time to time and (ii) the several Note Purchase Agreements, each dated June 3, 1998 among the Borrower and the purchasers party thereto, as the same may be amended, modified or supplemented from time to time.

            "PARTNERSHIP AGREEMENT" shall mean the Amended and Restated Articles of Partnership of the Borrower dated as of August 24, 1999, as amended from time to time.

            "SPECIAL COUNSEL" shall mean Bryan Cave LLP.

         3. Section 2.3 is amended to delete subsection (b) thereof.

         4. Section 5.1(m)(iii) is deleted.

         5. Section 5.2(c) is restated in its entirety to read as follows:

            (c) MERGER, CONSOLIDATION AND ACQUISITION OF ASSETS. Enter into any merger or consolidation with any Person (other than an Affiliate), or acquire from such person all or substantially all o the assets of, such person.

         6. Section 5.2(d) is restated in its entirety to read as follows:

            (d) SALE OF INTERESTS IN BORROWER. Sell, transfer, assign, convert or otherwise dispose of, or permit any sale, transfer, assignment, conversion or other disposition of, any partnership interest in the borrower conveying an interest of more than 10% in the profits of the Borrower (other than in connection with the Reorganization Transactions).

         7. Section 5.2(f) is restated in its entirety to read as follows:

            (f) TRANSACTIONS WITH AFFILIATES. Enter into any transactions (including, without limitation, the purchase, sale or exchange or property or the rendering of any service) with any Affiliate, except in the ordinary course and pursuant to the reasonable requirements of its business and upon fair and reasonable terms no less favorable to the Borrower as would obtain in any arm's-length transaction with a Person not an Affiliate (other than (i) any borrowings from the Parent, provided that such borrowings are reasonable necessary for the conduct of the Borrower's business and are upon fair and reasonable terms no less favorable to the borrower as would be obtained by the Borrower in any arm's-length transaction with a Person not an Affiliate, or (ii) any merger or consolidation with, or any acquisition of all or substantially all of the assets of, any Affiliate).

         8. Section 6.1 is amended to delete the word "or" appearing at the end of subsection (o) and to delete subsection (p) thereof.

         9. Article 6 is further amended by adding the following Section at the end thereof:

            6.2 CONCERNING CERTAIN EXECUTIVE OFFICERS OF THE PARENT

            The Borrower agrees to give prompt written notice to the Bank in the event that George M.L. LaBranche, IV shall no longer have the titles of and be serving as Chairman and Chief Executive Officer of, and be a Director of, the Parent. Within 30 days after receipt of such notice by the Bank (which notice shall specifically refer to this Section) or at any time after the Bank shall become aware of the foregoing circumstance, no such notice having been given to the Bank, the Bank shall be entitled to notify the Borrower that the Commitment has been terminated and that all Loans shall become due and payable on the day after the date of such notice to the Borrower, and, in the event of the giving of such notice by the Bank, the Commitment shall terminate on the date of such notice and all Loans shall become due and payable on the day after the date of such notice.

         10. Schedules I and II are amended in their entirety to read as set forth in Schedules I and II attached hereto.

         11. This Amendment shall not be effective until such date as the Borrower and the Bank shall have executed and delivered this Amendment.

         12. On and as of the date hereof the Borrower hereby (a) reaffirms and admits the validity and enforceability of the Loan Documents and all of its obligations thereunder, (b) agrees and admits that it has no defenses to or offsets against any such obligation, (c) represents and warrants that no Default has occurred and is continuing, and that each of the representations and warranties made by it in the Loan Documents is true and correct with the same effect as though such representation and warranty had been made on such date, and (d) agrees to pay the reasonable fees and disbursements of Special Counsel in connection with this Amendment.

         13. In all other respect, the Loan Documents shall remain in full force and effect, and no amendment in respect of any term or condition of any Loan Document contained herein shall be deemed to be an amendment in respect of any other term or condition contained in any Loan Document.

         14. This Amendment may be executed in any number of counterparts all of which, taken together, shall constitute one amendment. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

         15. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK OTHER THAN THOSE RELATING TO CONFLICT OF LAWS.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        LaBRANCHE & CO.
                                        By LaB Investing Co. L.L.C.
                                        Its General Partner


                                        By:  /s/ James G Gallagher
                                            ---------------------------
                                        Name:    James G. Gallagher
                                              -------------------------
                                        Title:   Exec. V.P.
                                              -------------------------

                                        THE BANK OF NEW YORK,

                                        By:  /s/ E.A. Rivera
                                            ---------------------------
                                        Name:    E.A. Rivera
                                              -------------------------
                                        Title:   Vice President
                                              -------------------------